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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                             HealthDesk Corporation
         -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              California                                        94-3165144
-----------------------------------------           ------------------------------------
(State of incorporation or organization)            (IRS Employer Identification Number)




      2560 Ninth Street, Suite 220
          Berkeley, California                                      94710
----------------------------------------                      -----------------
(Address of principal executive offices)                          (Zip Code)


Securities to be registered pursuant to Section 12 (b) of the Act:


Title of each class                            Name of each exchange on which
to be so registered                            each class is to be registered

  Not Applicable                                      Not Applicable




If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the
following box.     |_|

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A. (c)(2), please check the following box. |_|

Securities to be registered pursuant to Section 12(g) of the Act:



                              Redeemable Warrants,
                         each to purchase one share of
                                  Common Stock

                                (Title of class)
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Item 1. Description of Registrant's Securities to be Registered

The information contained in "Description of Capital Stock" in the Registrant's Registration Statement on Form SB-2, as amended (Commission File No. 333-14519) filed with the Securities and Exchange Commission (the "Form SB-2 Registration Statement") is hereby incorporated by reference.


Item 2. Exhibits

        The following exhibits are filed as part of this Registration Statement:


        1. Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 3.1 of the Registrant's Form SB-2 Registration Statement.


        2. Bylaws, incorporated by reference to Exhibit 3.2 to the Registrant's Form SB-2 Registration Statement.

        3. Form of Warrant Agreement, incorporated as Exhibit 4.2 to the Registrant's Form SB-2 Registration Statement.

        4. Registration Rights Agreement dated March 1993 by and among the Registrant and the investors named therein, incorporated by reference to Exhibit 10.3 to the Registrant's Form SB-2 Registration Statement.

        5. Form of Registration Rights Agreement between the Registrant and purchasers of the Registrant's Series A Preferred Stock, incorporated by reference to Exhibit 10.4 to the Registrant's Form SB-2 Registration Statement.

        6. Form of Warrant Agreement to be granted to the Underwriter, incorporated by reference to Exhibit 10.8 to the Registrant's Form SB-2 Registration Statement.

        7. Form of Bridge Financing Registration Rights Agreement dated October 11, 1996, incorporated by reference to Exhibit 10.9 to the Registrant's Form SB-2 Registration Statement.



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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 HealthDesk Corporation



Date: January 15, 1997             By: /s/ Timothy S. Yamauchi
      ----------------                 --------------------------------
                                         Timothy S. Yamauchi
                                         Chief Financial Officer, Secretary and
                                         Treasurer



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                                    EXHIBIT INDEX


Exhibit                                                           Sequentially
Number                               Exhibit                      Numbered Page
-------                              -------                      -------------


   1. Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 3.1 of the Registrant's Form SB-2 Registration Statement.


   2. Bylaws, incorporated by reference to Exhibit 3.2 to the Registrant's Form SB-2 Registration
            Statement.

   3.       Form of Warrant Agreement, incorporated as
            Exhibit 4.2 to the Registrant's Form SB-2
            Registration Statement.

   4. Registration Rights Agreement dated March 1993 by and among the Registrant and the investors named therein, incorporated by reference to
            Exhibit 10.3 to the Registrant's Form SB-2
            Registration Statement.

   5. Form of Registration Rights Agreement between the Registrant and purchasers of the Registrant's Series A Preferred Stock, incorporated by reference to Exhibit 10.4 to the Registrant's Form SB-2 Registration Statement.

   6. Form of Warrant Agreement to be granted to the Underwriter, incorporated by reference to
            Exhibit 10.8 to the Registrant's Form SB-2
            Registration Statement.

   7.       Form of Bridge Financing Registration Rights
            Agreement dated October 11, 1996, incorporated by reference to Exhibit 10.9 to the Registrant's
            Form Sb-2 Registration Statement.